SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                  June 14, 2002
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                        (Date of earliest event reported)


                            Ipswich Bancshares, Inc.
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             (Exact name of registrant as specified in its charter)


Massachusetts                         0-26663                    04-3459169
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(State or other jurisdiction   (Commission File Number)      (IRS Employer
of incorporation)                                            Identification No.)



23 Market Street, Ipswich, Massachusetts                           01938
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 (Address of principal executive offices)                        (Zip Code)


                                 (978) 356-7777
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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              (Former name, former address and former fiscal year,
                         if changed since last report)


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


Item 5.  Other Events

     Ipswich Bancshares, Inc. ("Ipswich"), the holding company for Ipswich Savings Bank (the "Bank") and its subsidiary Ipswich Preferred Capital Corporation ("IPCC"), a real estate investment trust which is 99% owned by the Bank, reported that the Bank has received from the Commonwealth of Massachusetts Department of Revenue (the "Department") a notice of intent (the "Notice") to assess additional state excise taxes of $538,775.00 plus interest. As of the date of the Notice, interest totaled $67,952.13. The assessment is based upon a review of the financial institution excise return filed by the Bank for its tax year ended October 31, 2000.

     The Department contends that dividend distributions by IPCC to the Bank are fully taxable in Massachusetts. Ipswich believes that the Massachusetts statute that provides for a dividends received deduction equal to 95% of certain dividend distributions applies to the distributions made by IPCC to the Bank. Accordingly, no provision has been made in Ipswich's financial statements for the amounts assessed or additional amounts that might be assessed in the future. Ipswich intends to vigorously appeal the assessment and to pursue all available means to defend its position.

     Ipswich is aware that other financial institutions in Massachusetts have real estate investment trust subsidiaries that operate in a manner similar to IPCC and that they too have recently received notices of intent from the Department to assess additional state excise taxes.

     In connection with Ipswich's pending acquisition by Banknorth Group, Inc. ("Banknorth"), Banknorth has advised Ipswich that the Bank's receipt of the Notice does not affect Banknorth's intention to proceed with its pending acquisition of Ipswich.




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           IPSWICH BANCSHARES, INC.



                                           By:  /s/ Francis Kenney
                                                ----------------------------
                                                Name:  Francis Kenney
                                                Title: Treasurer and Chief
                                                       Financial Officer


Date:  June 14, 2002


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